Variable Interest Entity	3 Months Ended
Mar. 31, 2025
Variable Interest Entity [Abstract]
VARIABLE INTEREST ENTITY

NOTE 6. VARIABLE INTEREST ENTITY

Round Top Mountain Development

On May 17, 2021, the Company completed the acquisition of 80% of the equity interests of RTMD, pursuant to a contribution agreement with the Company, Texas Mineral Resource Corp. (“TMRC”), and RTMD, whereby TMRC and the Company contributed their respective rights and interests to and in Round Top Mountain in Texas to RTMD. Concurrently, the Company, TMRC, and RTMD entered into a limited liability company agreement of RTMD which documented the governance of RTMD. This acquisition resulted in the consolidation of RTMD, which is a VIE, and the recording of a non-controlling interest for the remaining 20% of equity interest. Due to TMRC’s failure to fund its share of mandatory capital contributions called for by USARE LLC, the Company’s ownership interest in RTMD has increased to approximately 80.57% as of March 31, 2025 and December 31, 2024.

Effective June 26, 2023, RTMD, the USARE LLC and TMRC entered into an amended and restated limited liability company agreement of RTMD pursuant to which, in the event that TMRC does not fund its share of mandatory capital contributions called for by USARE LLC as the manager of RTMD, USARE LLC is obligated to cover the shortfall by making additional capital contributions to RTMD (or in the event that USARE LLC does not fund, the capital call will be withdrawn). If USARE LLC does fund the capital contribution, additional equity interests in RTMD will be issued to USARE LLC and TMRC will be proportionally diluted in accordance with the terms of the amended and restated limited liability company agreement. As of March 31, 2025 and December 31, 2024, TMRC’s interest in RTMD had been reduced to 19.43% as a result of failing to fund calls for mandatory cash contributions. See Note 2, “Summary of Significant Accounting Policies” for the Company’s accounting policy related to VIEs.

The Company’s condensed consolidated financial statements include assets and liabilities associated with RTMD. The following were recorded in the Company’s condensed consolidated balance sheets (in thousands):

	As of
	March 31, 2025	December 31, 2024
Cash and cash equivalents	$301	$66
Prepaid expenses and other current assets	345	178
Lease right-of-use asset	425	30
Mineral interests	17,125	17,125
Property, plant and equipment, net	312	264
Other assets	70	20
Consolidated assets	$18,578	$17,683

Accounts payable	$53	$42
Accrued liabilities	238	141
Lease liability	418	22
Consolidated liabilities	$709	$205

RTMD did not record depletion expense for the Mineral interests for the three months ended March 31, 2025 and 2024.

RTMD’s creditors have no recourse against the Company for the RTMD consolidated liabilities included within the Company’s condensed consolidated balance sheets as of March 31, 2025 and December 31, 2024.

The assets of the consolidated VIE can only be used to settle the obligations of the consolidated VIE and not the obligations of the Company.

Mineral Interests

The Company acquired two mineral rights leases along with an associated groundwater lease in Hudspeth County, Texas as part of the acquisition of RTMD. Mineral property acquisition costs, including acquired intangibles, licenses and lease payments, are capitalized. The net carrying value of mineral rights were $17.1 million as of March 31, 2025 and December 31, 2024.

Impairment losses are recorded on mineral interests when indicators of impairment are present and the carrying amount exceeds the associated estimated future undiscounted cash flows. As of March 31, 2025 and December 31, 2024, the Company had not recognized any impairment losses related to mineral interests held.